Exhibit 10.25.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.   [***]  INDICATES THAT INFORMATION HAS BEEN REDACTED.

FIRST AMENDMENT TO 800 TOWER DRIVE LEASE

THIS FIRST AMENDMENT TO 800 TOWER DRIVE LEASE (this “First Amendment”) is made this 13th day of July, 2005, by and between 800 TOWER SPE LLC, a Delaware limited liability company, successor in interest to PW/MS OP SUB I, LLC, a Delaware limited liability company (“PW/MS”), whose address is c/o The Gale Company, L.L.C., Park Avenue at Morris County, 100 Campus Drive, Suite 200, Florham Park, New Jersey 07932-1007 (hereinafter referred to as “Landlord”), and QUICKEN LOANS, INC., a Michigan corporation, whose address is 20555 Victor Parkway, Livonia, Michigan 48152, Attention: Corporate Counsel (hereinafter referred to as “Tenant”).

RECITALS:

WHEREAS, PW/MS, as landlord, and Tenant, as tenant, entered into that certain lease (the “Lease”), dated July 6, 2004, covering premises encompassing the Second and Third Floors of the building commonly known as 800 Tower Drive, Troy, Michigan (such premises are hereinafter referred to as the “Premises” and such building is hereinafter referred to as the “Building”); and

WHEREAS, the Tenant desires to exercise its option to expand the Premises to include the Fourth Floor of the Building; and

WHEREAS, Landlord and Tenant desire to amend the Lease as hereinafter described.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant mutually covenant and agree as follows:

1.             Capitalized Terms. Unless otherwise defined herein, all capitalized terms in this First Amendment shall have the same meanings herein as in the Lease and this First Amendment shall be attached to and form a portion of the Lease.

2.             Conflict. In the event of a conflict between the terms and conditions of this First Amendment and the Lease, the terms and conditions of this First Amendment shall prevail.

3.             Premises. Paragraph 1(d) of the Lease is amended and restated as follows:

“(d) Premises: The entire Second Floor (consisting of 30,955 rentable square feet), the entire Third Floor (consisting of 29,351 rentable square feet)(together the “Initial Premises”) and the entire Fourth Floor (consisting of 31,441 rentable square feet)(the “Expansion Premises”).”

4.             Anticipated Delivery Date. The Anticipated Delivery Date for the Expansion Premises is September 1, 2005, subject to the terms of Paragraph 6(a) hereof.

5.             Rental. Paragraph 1(g) of the Lease is amended to add the following at the end of subparagraph (ii): “, or (C) with respect to the Expansion Premises, for the six (6) month period subsequent to the Delivery Date.”

6.             Term.

(a)           The term of the Lease of the Expansion Premises shall commence on the actual Delivery Date and expire on the Expiration Date set forth in Paragraph 1(f) of the Lease, fully to be completed and ended; provided that the Delivery Date shall be the earlier to occur of the date (i) Landlord’s Architect has certified that Landlord has substantially performed its obligations pursuant to the approved plans and specifications with respect to the Expansion Premises, including the installation of carpeting. To the extent that Tenant may install its fixtures and equipment, Landlord’s work shall be deemed to be substantially completed even though minor details of work or adjustments remain to be done so long as the same shall not materially interfere with Tenant’s use of the Expansion Premises, and (ii) upon which Tenant shall take possession of all or any part of the Expansion Premises for the conduct of its business. Notwithstanding anything herein contained to the contrary, (i) during the course of Landlord’s construction of the Premises, Tenant and its contractors shall be granted access seven (7) days a week, twenty four (24) hours per day to the Expansion Premises in order to install data and telephone wiring and other improvements, provided Tenant coordinates such access with Landlord and Tenant does not unreasonably interfere with Landlord’s completion of the Expansion Premises and that Tenant or its workers cause no interference to Landlord’s work or other tenants of the Building or Property and (ii) from and after delivery of the Expansion Premises by Landlord to Tenant, Tenant shall have exclusive occupancy of the Expansion Premises in order to complete its fixturing and other improvements to the Expansion Premises and to move in, subject to Landlord access rights to complete punch list items and otherwise complete Landlord’s work.

(b)           In the event of the inability of Landlord to deliver possession of the Expansion Premises on the intended Delivery Date, Landlord shall not be liable for any damage caused thereby, nor shall this Lease be void or voidable, but Tenant unless it is responsible for such delay, shall not be liable for any rent until such time as Landlord can and does deliver possession of the Expansion Premises to Tenant. Subject to Paragraph 7(c) of this First Amendment, no failure to give possession on the intended Delivery Date shall in any way effect the obligations of Tenant hereunder, provided that the Delivery Date (but not the Expiration Date) shall be extended for the period from the Delivery Date set forth in Paragraph 4 hereof until the actual Delivery Date.

7.             Improvements. The provisions of Paragraph 3(a), 8(a)(ii), (iv), (v), (b)(i)(A) and (C), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix), (x), (xi) and (xii) and 8(c) of the Lease shall be applicable to the renovations to the Expansion Premises, except when modified by the following:

(a)           Based upon the space plan prepared by Tenant and attached as Exhibit “A” to this First Amendment with respect to the Expansion Premises, Landlord’s Architect shall prepare plans and specifications for the Expansion Premises. Landlord shall submit such plans and specifications to Tenant for Tenant’s approval, which approval shall not be unreasonably withheld, on or before July 15, 2005 (subject to delays caused in whole or in part by Tenant or Force Majeure), with respect to the Expansion Premises. If Tenant shall fail to supply such approval or comments in writing within ten (10) business days after receipt thereof, Tenant shall be deemed to have approved such plans and specifications. The cost of the space plan (Exhibit “A” hereto) shall be born by Tenant. The cost of such final plans and specifications shall be paid by Landlord and not charged against the Tenant Allowance.

(b)           (i) Landlord shall complete the Expansion Premises in accordance with the approved plans and specifications up to a cost of [***] per rentable square foot of the Expansion Premises (the “Tenant Allowance”). Tenant shall pay all costs in excess of the Tenant Allowance prior to thirty (30) days after the later to occur of (i) date of billing by Landlord, or (ii) Substantial Completion. If the cost of so completing the Expansion Premises in accordance with the approved plans and specifications is less than the Tenant Allowance, at Tenant’s election, Tenant may utilize all or a portion of such excess for the cost of the improvements to the Expansion Premises made by Tenant and its furniture, furnishings, trade fixtures and equipment to be installed in the Premises and/or applied as a credit against Rent first becoming due under the Lease from and after the Delivery Date.

(ii)           In computing Landlord’s costs of completing the Expansion Premises, Landlord shall receive a five percent (5%) fee for profit, and its actual overhead and administrative costs, not to exceed three percent (3%) of the cost of the work.

(c)           Notwithstanding anything herein contained to the contrary, and so long as the work to complete the Expansion Premises is substantially similar to that performed on the Second and Third Floors of the Building, in the event Landlord fails to substantially complete the Expansion Premises within seventy five (75) days from the later of (i) the date the plans and specifications are approved by both Landlord and Tenant; (ii) the date that the space is available to commence construction (i.e. EDS has vacated the Expansion Premises), (A) Tenant shall have the right to terminate its lease of the Expansion Premises by written notice to Landlord at any time after the expiration of such seventy five (75) day period and prior to such completion,

[***].

(d)           Thirty (30) days after the execution and delivery of this Amendment, Landlord shall pay the sum of Two and 50/100 Dollars ($2.50) per rentable square foot of the Expansion Premises to Tenant in consideration of Tenant signing this Amendment (hereinafter referred to as the “Signing Payment”); provided, however, that if Tenant shall terminate the lease of the Expansion Premises pursuant to Paragraph 7(c) hereof, upon such termination and as a condition of such termination, Tenant shall refund the Signing Payment in full to Landlord.

(e)           Upon the delivery of the Expansion Premises by Landlord to Tenant, Landlord shall pay to Tenant the sum of Two and 50/100 Dollars ($2.50) per rentable square foot of such Expansion Premises as a moving allowance (hereinafter referred to as the “Moving Allowance”).

(f)            The Landlord’s Development Improvements for the Second and Third Floors of the Building will be completed within sixty (60) days of the date the plans and specifications are approved by both Landlord and Tenant. The Landlord’s Development Improvements for the Expansion Premises shall be completed within sixty (60) days from the later of (i) the date the plans and specifications for such improvements are approved by both Landlord and Tenant or (ii) the date that EDS has vacated such area. Notwithstanding the foregoing, the period for construction of the Landlord’s Development Improvements may be extended for Tenant Delays and pursuant to Paragraph 34 of the Lease. The Landlord’s Development Improvements for the Expansion Premises shall be of the same grade and quality as those for the Second and Third Floors. Tenant shall be responsible for the same pro rata share of the Landlord’s Development Improvements on the Expansion Premises as Tenant paid for the Landlord’s Development Improvements on the Second and Third Floors.

(g)           In addition to the Landlord’s Development Improvements described in the Lease, Landlord shall complete additional work to upgrade the First Floor lobby of the Building. Landlord agrees to spend a minimum of Four Hundred Fifty Thousand Dollars ($450,000.00) to improve the First Floor lobby, such amount being inclusive of applicable Landlord’s Development Improvements identified in the Lease, including, without limitation, those relating to the First Floor lobby and bathrooms set forth in Paragraph 8(a)(1)(B), (C), (D), (E), (F) and (G). The Landlord’s Development Improvements for the First Floor lobby and bathrooms shall be completed on or before September 1, 2005, provided, however, the period for construction of such Landlord’s Development Improvements may be extended for Tenant Delays and pursuant to Paragraph 34 of the Lease.

8.             HVAC Work.

(a)           Landlord shall install a building management system, at Landlord’s expense, to control the HVAC system on the Second, Third and Fourth floors of the Building. The scope of such work is as follows:

All existing built-in temperature controllers for the Carrier Modulines will be removed. The maximum volume regulators shall remain in place for balancing the system. In place of each master control Landlord will install a new DDC master control valve with a software programmable wall-mounted temperature sensor. All of the current zoning shall be maintained. The new DDC controls shall communicate through a network that shall be interfaced to the existing Andover Energy Management System. The room sensors shall be adjustable by the Tenant within a prescribed temperature range which shall be limited through software to approximately 4-6 degrees. Such work shall be completed on or before September 1, 2005. All such work shall be done in accordance with the plans attached hereto as Schedule 1.

(b)           Landlord shall begin the work discussed in Section 8(a) above on or before July 11, 2005. Such work for the Second and Third Floors will be completed within three (3) weeks thereafter (2 weeks for work, 1 week for testing). Tenant shall pay Landlord [***] for it to perform such work after hours. In the event the HVAC work for the Second and Third Floors has not been completed on or before August 15, 2005, Tenant shall receive one day’s free rent for each day after August 15, 2005 until such HVAC work is completed. The work for the Fourth Floor shall be at Landlord’s cost and will be completed simultaneously the Landlord’s

Development Improvements for the Fourth Floor as discussed in Section 7(f) above. Notwithstanding the foregoing, the period for construction of the HVAC improvements discussed, in this Section 8 may be extended for Tenant Delays and pursuant to Paragraph 34 of the Lease. A more specific schedule for this HVAC work is attached hereto as Schedule 2.

9.             Parking.

(a)           The number of reserved parking spots indicated in Paragraph 36(c)(2) of the Lease is increased from thirty five (35) to fifty (50).

(b)           The Exhibit “H” attached to the Lease shall be deleted and Exhibit “H” attached hereto shall be substituted therefor.

10.          Expansion Option. Paragraph 43 of the Lease is hereby deleted.

11.          Signage. Tenant shall have the exclusive right to install signage on both the Tower Drive and 1-75 sides of the Building pursuant to Paragraph 47 of the Lease. There will no signs identifying other tenants on the Building.

13.          Amendments. Except as modified by this First Amendment to Lease, the Lease and all covenants, agreements, terms and conditions thereof shall remain unchanged and in full force and effect and are hereby in all respects ratified and confirmed.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have executed the foregoing as of the day and year below their respective signatures, but effective as of the day and year first above written.

WITNESS:		800 TOWER SPE LLC,
a Delaware limited liability company

By:	/s/ Marc Leonard RIPP	By:	/s/ Mark Yeager
	Marc Leonard RIPP		Mark Yeager,
	Attoryney At Law of New Jersey		Vice President

“Landlord”
Date:	July 13, 2005
QUICKEN LOANS, INC.

/s/ Angelo V. Vitale		By:	/s/ William Emerson
William Emerson
/s/ Laura Meyer			Its: Chief Executive Officer

Date:	7/11/05
“Tenant”

EXHIBIT “A” to First Amendment to 800 Tower Drive Lease

Space Plan

[SEE ATTACHED]

Kitchen
Office
Lobby
I.S.
Office
Elec.
Office
Facility Storage
Office
Office
Office
Office
Office
I.S. Storage
Office
Kitchen
Office
Conference
Facility Storage
Files

Quicken Loans Call Center
Troy – 800 Tower – 4th Floor
Scale: 1/8" = 1'-0"

EXHIBIT “H” to First Amendment to 800 Tower Drive Lease

Reserved Parking

[SEE ATTACHED]

308 NON-RESERVED PARKING SPACES
UPPER LEVEL PARKING STRUCTURE
7 STORY OFFICE BUILDING
20 PARKING SPACES
30 PARKING SPACES
78 PARKING SPACES
LOWER LEVEL PARKING STRUCTURE

RESERVED PARKING EXHIBIT

SCHEDULE “1” to First Amendment to 800 Tower Drive Lease

HVAC Plans

[SEE ATTACHED]

AUTOMATIC TEMPERATURE CONTROLS
PART 1 – GENERAL

1.1 RELATED DOCUMENTS
A. Drawings and general provisions of the Contract, including General and Supplementary Conditions apply to this section.

1.2 SUMMARY
A. This Section includes control equipment for HVAC systems and components, including replacing of the control components for the existing linear diffusers, optional MSTP BACnet network to a Web based BAS, and optional interface to the existing BAS.

1.3 DEFINITIONS
A. DDC: Direct-digital controls.
B. LAN: Local area network.
C. MS/TP: Master-slave/token-passing.
D. PICS: Protocol Implementation Conformance Statement.
E. BTL: BACnet Testing Laboratory
F. GUI: Graphical user interface
G. BMS: Building management system

1.4 SYSTEM DESCRIPTION
A. Control system consists of sensors, indicators, actuators, final control elements, interface equipment, other apparatus, accessories, and software connected to distributed controllers operating in multiuser, multitasking environment on an MSTP BACnet network for a fully operational system.

1.5 SUBMITTALS
A. Product Data: Include manufacturer's technical literature for each control device. Indicate dimensions, capacities, performance characteristics, electrical characteristics, finishes for materials, and installation and startup instructions for each type of product indicated.
1. Each control device labeled with setting or adjustable range of control.
B. Shop Drawings: Detail equipment assemblies and indicate dimensions, weights, loads, required clearances, method of field assembly, components, and location and size of each field connection.
1. Schematic flow diagrams showing all HVAC equipment and control devices.
2. Wiring Diagrams: Power, signal, and control wiring. Differentiate between manufacturer-installed and field-installed wiring.
3. Details of control panel faces, including controls, instruments, and labeling.
4. Written description of sequence of operation.
5. Trunk cable schematic showing programmable control unit locations and trunk data conductors.
6. Listing of connected data points, including connected control unit and input device.
7. System graphics indicating monitored systems, data (connected and calculated) point addresses, and operator notations.
10. System configuration showing peripheral devices, batteries, power supplies, diagrams, modems, and interconnections.
C. ASHRAE BACnet Statement: PICS for each DDC system component (panel, zone controller, field devices, and operator workstation) proposed.
D. Software and Firmware Operational Documentation: Include the following:
1. Software operating and upgrade manuals.
2. Program Software Backup: On a magnetic media or compact disc, complete with data files.
3. Device address list.
[illegible]

1.6 QUALITY ASSURANCE
[illegible]

1.7 COORDINATION
[illegible]

PART 2 – PRODUCTS
2.1 MANUFACTURERS
[illegible]

2.2 COMPONENT
[illegible]

2.3 CONTROL PANELS
[illegible]

2.4 SENSORS
[illegible]

2.5 THERMOSTATS
[illegible]

PART 3 – EXECUTION
3.1 EXAMINATION
[illegible]

3.2 INSTALLATION
[illegible]

3.3 ELECTRICAL WIRING AND CONNECTION INSTALLATION
[illegible]

3.4 FIELD QUALITY CONTROL
[illegible]

3.5 DEMONSTRATION
[illegible]

3.6 REMOTE ASSISTANCE
[illegible]

SEE NOTES 2, 3
OPTIONAL NETWORK
24VAC
SEE NOTE-1
SEE NOTE-4
MODULINE VAV DIFFUSER
DUCT-CAP
AIR-LINE-CAP
DLC37-SUT
DLC37-SP-ADJ

SEE NOTES 2, 3
OPTIONAL NETWORK
24VAC
SEE NOTE-1
SEE NOTE-4
MASTER MODULINE VAV DIFFUSER
SLAVE MODULINE VAV DIFFUSER
SLAVE MODULINE VAV DIFFUSER
TUBING
TUBING
DUCT-CAP
AIR-LINE-CAP
DLC37-SUT
DLC37-SP-ADJ
OPTIONAL HEAT-VALVE

MASTER-SLAVE UNIT CONTROL DETAIL

MASTER MODULINE VAV DIFFUSER
SEE NOTE-1
COMM
DAISY-CHAINED (DO NOT STAR)
DAISY-CHAINED (DO NOT STAR)
127-CONTROLLERS MAXIMUM, 4000' MAXIMUM
MS/TP
SEE NOTES 2,3
(EXISTING) ACCESS MASTER
RS232
120VAC
RS485
WEB SERVER
RJ45
CAT-5
INTERNET OR INTRANET CONNECTION
DLC-WS
STANDARD WEB BROWSER

Notes:

1. Each DLC37-SP controller requires 24VAC, 30VA control power. Power cannot be daisy chained.

2. MS/TP (RS-485) Cable Specifications: Cables used to form the RS-485 network should conform to the following specifications:
Wire Size: 22-24 AWG
Cable Type: Twisted-pair, copper wire, tinned
Shield: Braid
Nominal impedance: 100-120 Ω
Velocity of propagation: 78%
Capacitance: <12.5 pF/ft between conductors and < 22 pF/ft between the conductor connected to ground and the next conductor.

3. MS/TP cable to be daisy chained, no star configuration allowed.

4. The tubing used for airflow connections to be kept to a maximum of 15 inches in length.

COMMUNICATIONS NETWORK RISER DIAGRAM

VAN PRAET & WEISGERBER
ENGINEERING ASSOCIATES
MECHANICAL-ELECTRICAL CONSULTING ENGINEERS
JOHN C. VAN PRAET
M. P.E.

GALE
The Gale Company
Real Estate Investment & Services

BAS SPECIFICATIONS AND DETAILS

QUICKEN LOANS
800 TOWER BUILDING
800 TOWER DRIVE
TROY, MICHIGAN

DATE:	ISSUED FOR:
	BIDS & PERMITS
SCALE	AS NOTED
DRAWN BY	CK
SEAL	

SHEET
M1

OPEN OFFICE
CORRIDOR
CONFERENCE
OFFICE
BREAK RM
ELEC.
LOBBY
WORK RM
MAIN. RM
VEST
A.V. RM.
TRAINING RM
TRAINING RM 2
TRAINING RM 3

SECOND FLOOR PLAN - HVAC

SCALE: 1/8" = 1'-0"

KEY NOTES

1. THIS CONTRACTOR SHALL REMOVE ALL EXISTING MODULINE MASTER CONTROL REGULATORS AND THERMOSTATS. EXISTING BELLOWS INTERCONNECT TUBING TO REMAIN AND/OR BE MODIFIED AS INDICATED FOR NEW ZONES.
2. NEW OWNER FURNISHED DDC CONTROLS, INCLUDING NEW SPACE TEMPERATURE SENSORS SHALL BE INSTALLED AND WIRED BY THIS CONTRACTOR.
3. THIS CONTRACTOR SHALL COORDINATE TESTING AND BALANCING WITH BMS CONTRACTOR AND MAKE NECESSARY FIELD ADJUSTMENTS TO MAINTAIN DESIGN AIR QUANTITIES AS INDICATED ON THE PLAN. BMS SHALL SET ALL MINIMUM/MAXIMUM AIR QUANTITIES IN SOFTWARE.

KEY SYMBOLS

- EXISTING MODULINE THERMOSTAT TO BE REMOVED BY THIS CONTRACTOR AND TURNED OVER TO OWNER FOR SPARE
- EXISTING MODULINE WARM-UP TO BE REMOVED BY THIS CONTRACTOR AND TURNED OVER TO OWNER FOR SPARE
- NEW DDC TERMINAL UNIT CONTROLLER FURNISHED BY BMS, INSTALL AND WIRE BY THIS CONTRACTOR.
- NEW DDC ROOM TEMPERATURE SENSOR WITH ADJUSTABLE SET-POINT FURNISHED BY BMS, INSTALL AND WIRE BY THIS CONTRACTOR.
- NEW CONTROL INTERLOCK TUBING BETWEEN MODULINE BELLOWS TAPS
- EXISTING CONTROL INTERLOCK TUBING TO BE REMOVED BETWEEN MODULINE CAP ALL OPEN OR UNUSED PORTS
- NEW DEFINED ZONE BOUNDARIES

VAN PRAET & WEISGERBER
ENGINEERING ASSOCIATES

MECHANICAL-ELECTRICAL CONSULTING ENGINEERS
80 PROSPECT PLACE
MORRISTOWN, N.J. 07960
TEL: 973-267-0076
FAX: 973-000-0834

JOHN C. VAN PRAET
NJ P.E. 31678

GALE
The Gale Company
Real Estate Investment & Services

SECOND FLOOR PLAN - HVAC CONTROL MODIFICATIONS

QUICKEN LOANS
500 TOWER BUILDING
500 TOWER DRIVE
TROY, MICHIGAN

DATE:	ISSUED FOR:
03/21/04	BIDS & PERMITS

SCALE: AS NOTED

DRAWN BY: CK

SEAL

SHEET

M2

THIRD FLOOR PLAN - HVAC

SCALE: 1/8" = 1'-0"

KEY NOTES

1. THIS CONTRACTOR SHALL REMOVE ALL EXISTING MODULINE MASTER CONTROL, REGULATORS AND THERMOSTATS. EXISTING BELLOWS INTERCONNECT TUBING TO REMAIN AND/OR BE MODIFIED AS INDICATED FOR NEW ZONES
2. NEW OWNER FURNISHED DDC CONTROLS, INCLUDING NEW SPACE TEMPERATURE SENSORS SHALL BE INSTALLED AND WIRED BY THIS CONTRACTOR.
3. THIS CONTRACTOR SHALL COORDINATE TESTING AND BALANCING WITH BAS CONTRACTOR AND MAKE NECESSARY FIELD ADJUSTMENTS TO MAINTAIN DESIGN AIR QUANTITIES AS INDICATED ON THE PLAN. BAS SHALL SET ALL MINIMUM/MAXIMUM AIR QUANTITIES IN SOFTWARE.

KEY SYMBOLS

- EXISTING MODULINE THERMOSTAT TO BE REMOVED BY THIS CONTRACTOR AND TURNED OVER TO OWNER FOR SPARE
- EXISTING MODULINE WARM-UP TO BE REMOVED BY THIS CONTRACTOR AND TURNED OVER TO OWNER FOR SPARE
- NEW DDC TERMINAL UNIT CONTROLLER FURNISHED BY BAS, INSTALL AND WIRE BY THIS CONTRACTOR.
- NEW DDC ROOM TEMPERATURE SENSOR WITH ADJUSTABLE SET-POINT FURNISHED BY BAS, INSTALL AND WIRE BY THIS CONTRACTOR.
- NEW CONTROL INTERLOCK TUBING BETWEEN MODULINE BELLOWS TAPS
- EXISTING CONTROL INTERLOCK TUBING TO BE REMOVED BETWEEN MODULINE CAP ALL OPEN OR UNUSED PORTS
- NEW DEFINED CONTROL ZONE BOUNDARY

VAN PRAET & WEISGERBER
ENGINEERING ASSOCIATES

MECHANICAL-ELECTRICAL CONSULTING ENGINEERS
30 PROSPECT PLACE
MORRISTOWN, N.J.

JOHN C. VAN PRAET
NJ P.E.

GALE
The Gale Company
Real Estate Investments & Services

THIRD FLOOR PLAN - HVAC CONTROL MODIFICATIONS

QUICKEN LOANS
800 TOWER BUILDING
800 TOWER DRIVE
TROY, MICHIGAN

DATE:	ISSUED FOR:
	BIDS & PERMITS

SCALE: AS NOTED

DRAWN BY: CK

SEAL

SHEET

M3

SCHEDULE “2” to First Amendment to 800 Tower Drive Lease

HVAC Work Schedule

All work to be done between the hours of 11 p.m. and 7 a.m. Monday through Friday.

Northeast Quadrant 2nd Floor Labeled 2A: Start 7/14/05; Complete 7/18/05

Southeast Quadrant 2nd Floor Labeled 2B: Start 7/19/05; Complete 7/21/05

Southwest Quadrant 2nd Floor Labeled 2C: Start 7/22/05; Complete 7/26/05

Northwest Quadrant 2nd Floor Labeled 2D: Start 7/27/05; Complete 7/29/05

2nd Floor Balancing 7/25/05 thru 7/29/05 (during normal business hours)

Northeast Quadrant 3rd Floor Labeled 3A: Start 7/27/05; Complete 7/29/05

Southeast Quadrant 3rd Floor Labeled 3B: Start 8/1/05; Complete 8/3/05

Southwest Quadrant 3rd Floor Labeled 3C: Start 8/4/05; Complete 8/8/05

Northwest Quadrant 3rd Floor Labeled 3D: Start 8/9/05; Complete 8/11/05

3rd Floor Balancing 8/8/05 thru 8/12/05 (during normal business hours)